SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2006

                          ELITE FLIGHT SOLUTIONS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   001-31231                   26-0003788
          --------                   ---------                   ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

  710 Third Street, Suite 200, Roanoke, Virginia                   24061
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     (Address of principal executive offices)                    (Zip code)

                  (540) 345-3358
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Registrant's telephone number, including area code:

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On or about March 17, 2006, the Board of Directors (the "Board") of American Air Network Alaska, Inc. (the "Company"), a Nevada corporation and a majority-owned subsidiary of Elite Flight Solutions, Inc., a Delaware corporation (the "Registrant"), confirmed its belief that the Company, without the Board's and/or Registrant's prior knowledge, consent or authority, entered into an Assignment and Assumption of Air Ambulance Services Agreement and Consent (the "Assignment"), effective July 29, 2005, by and among the Company, Security Aviation, Inc., an Alaska corporation (the "Assignee") and Yukon-Kuskokwim Health Corporation ("YKHC"). Pursuant to the Assignment, the Company assigned to Assignee, and Assignee assumed from the Company, all of the Company's obligations, duties, rights and benefits and agreed to be bound by all the terms and conditions set forth in that certain Air Ambulance Services Agreement (the "Contract"), originally dated July 30, 2003, by and between American Air Network, Inc. ("AAN") and YKHC (such Contract subsequently had been assigned by AAN to the Company effective as of July 30, 2003). The Contract is silent as to consideration. On July 29, 2005, a deposit in an amount equal to One Million Dollars ($1,000,000) (the "Deposit") reportedly was made to the Company. According to legal counsel for Doug Gilliland, General Operations Manager of the Company, said Deposit was consideration for the Assignment, and it apparently was used, without the knowledge, consent or authority of the Board or Registrant to pay off certain expenses. The Contract was the Company's primary asset, having an estimated value exceeding a remaining balance of Ten Million Dollars ($10,000,000). The Registrant and the Company's Board currently are working together and investigating the actions of the Company's management and the events surrounding the Assignment, including the current status of the Deposit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits No. Description

Exhibit         Description                                                               Location
-------         -----------                                                               --------
Exhibit 99.1    Assignment  and Assumption of Air Ambulance  Services  Agreement and      Provided herewith
                Consent,  effective  July  29,  2005,  by  and  among  the  Company,
                Security Aviation, Inc. and Yukon-Kuskokwim Health Corporation
Exhibit 99.2    Assignment and Assumption of Air Ambulance Services Agreement,            Provided herewith
                effective July 30, 2003, by and among American Air Network, Inc., the Company and Yukon-Kuskokwim Health Corporation
Exhibit 99.3    Air Ambulance Services Agreement, dated July 30, 2003, by and             Provided herewith
                between American Air Network, Inc. and Yukon-Kuskokwim Health
                Corporation

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2006                            ELITE FLIGHT SOLUTIONS, INC.

                                                By:    /s/ Bruce Edwards
                                                       -----------------
                                                Name:  Bruce Edwards
                                                Title: Chief Executive Officer

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